BECK, MACK & OLIVER GLOBAL FUND (the “Fund”)

Supplement dated June 16, 2014 to the Statement of Additional Information ("SAI") dated August 1, 2013 as Supplemented December 16, 2013 and May 28, 2014

The first sentence of the sub-section entitled “Investments in LLCs and LPs” in the section entitled “Investment Policies and Risks” on page 4 of the SAI is hereby deleted in its entirety and replaced with the following:

Each Fund may invest in one or more limited liability companies (“LLCs”) and limited partnerships (“LPs”).  The Partners Fund may invest up to 5% of its assets in securities of such issuers and the Global Fund may invest up to 10% of its total assets in the securities of such issuers.

The last paragraph of the sub-section entitled “Other Pooled Investment Vehicles” in the section entitled “Investment Policies and Risks” on page 4 of the SAI is hereby deleted in its entirety and replaced with the following:

Interests in Pooled Investment Vehicles will generally be subject to fair valuation. In determining fair value for investments in Pooled Investment Vehicles, a Fund ordinarily may rely upon the fair value information provided to it by the administrator for and/or manager of the Pooled Investment Vehicle, computed in compliance with that vehicle’s valuation policies and procedures, in addition to any other relevant information available at the time of valuation. Pooled Investment Vehicles organized as LLCs and LPs may pose particularized tax risks, and the Partner Fund’s investments in LLCs and LPs, whether Pooled Investment Vehicles or otherwise, will be limited to 5% of the Fund’s total assets.  The Global Fund may invest up to 10% of its total assets in the securities of such issuers.  Risks associated with investments in LLCs and LPs are discussed below in “TAXATION – C. Certain Tax Rules Applicable to Fund Transactions.”

For more information, please contact a Fund customer service representative toll free at
(800) 943-6786.

* * *

PLEASE RETAIN FOR FUTURE REFERENCE.